Designated Filer:	WPM, L.P.
Issuer & Ticker Symbol:	Fidelity National Information Services, Inc. (FIS)
Date of Event Requiring Statement: December 20, 2010

Exhibit 99.3

JOINT FILERS’ SIGNATURES

WPM GP, LLC

By:  /s/ Scott A. Arenare                                                                                              Date: December 21, 2010
Name: Scott A. Arenare
Title: Managing Director and Secretary

WARBURG PINCUS PRIVATE EQUITY IX, L.P.

By:  Warburg Pincus IX LLC, its General Partner
By:  Warburg Pincus Partners, LLC, its Sole Member,
By: Warburg Pincus & Co., its Managing Member

By:  /s/ Scott A. Arenare                                                                                              Date: December 21, 2010
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS IX LLC

By: Warburg Pincus Partners, LLC, its Sole Member,
By: Warburg Pincus & Co., its Managing Member

By:  /s/ Scott A. Arenare                                                                                               Date: December 21, 2010
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS PARTNERS, LLC

By: Warburg Pincus & Co., its Managing Member

By:  /s/ Scott A. Arenare                                                                                               Date: December 21, 2010
      Name:  Scott A. Arenare
Title: Partner

Designated Filer:	WPM, L.P.
Issuer & Ticker Symbol:	Fidelity National Information Services, Inc. (FIS)
Date of Event Requiring Statement: December 20, 2010

WARBURG PINCUS LLC

By:  /s/ Scott A. Arenare                                                                                              Date: December 21, 2010
Name: Scott A. Arenare
Title: Managing Director

WARBURG PINCUS & CO.

By:  /s/ Scott A. Arenare                                                                                               Date: December 21, 2010
Name: Scott A. Arenare
Title: Partner

By:  /s/ Scott A. Arenare                                                                                               Date: December 21, 2010
      Name:  Charles R. Kaye
By: Scott A. Arenare, Attorney-in-Fact*

By:  /s/ Scott A. Arenare                                                                                               Date: December 21, 2010
Name: Joseph P. Landy
By: Scott A. Arenare, Attorney-in-Fact**

* Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

** Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.